March 19, 2018

KLONDEX MINES LTD

Hecla MINING COMPANY

NYSE:HL

Adding High-Grade Nevada Gold Mines

The Acquisition of Klondex Mines Ltd.


normet

Cautionary Statements

NYSE:HL

Cautionary Statement Regarding Forward Looking Statements.

Statements made or information provided in this presentation that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of Canadian securities laws. Words such as "may", "will", "should", "expects", "intends", "projects", "believes", "estimates", "targets", "anticipates" and similar expressions are used to identify these forward-looking statements. Such forward-looking statements or forward-looking information include statements or information regarding the completion of the Transaction; additions to Hecla's gold production and cash flow; the accretive nature of the Transaction; the realization of potential synergies, the impact of the Transaction on Hecla's financial flexibility, cash flow, balance sheet and liquidity; and the exploration potential of Klondex's land position. The material factors or assumptions used to develop such forward-looking statements or forward-looking information include that the Hecla's plans for development and production will proceed as expected and will not require revision as a result of risks or uncertainties, whether known, unknown or unanticipated, to which the Hecla's operations are subject.

Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, litigation, regulatory and environmental risks, operating risks, project development risks, political risks, labor issues, ability to raise financing and exploration risks and results. Refer to Hecla's Form 10K and 10-Q reports for a more detailed discussion of factors that may impact expected future results Neither Hecla nor Klondex undertakes any obligation to update forward-looking statements in this presentation other than as may be required by law.

Similarly, please refer to the securities filings of Klondex for further information concerning risks applicable to it and its forward-looking information..

Cautionary Note Regarding Estimates of Measured, Indicated and Inferred Resources

The SEC permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms in this presentation, such as "resource," "measured resources," "indicated resources," and "inferred resources" that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC, except in certain circumstances. U.S. investors are urged to consider closely the disclosure in our most recent Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Qualified Person (QP) Pursuant to Canadian National Instrument 43-101

Pursuant to Canadian National Instrument 43-101, Dean McDonald, PhD, P.Geo., Senior Vice president – Exploration of Hecla Mining Company, who serves as a Qualified Person under National Instrument 43-101, supervised the preparation of the scientific and technical information in this presentation as it relates to Hecla..

Pursuant to NI 43-101, Brian Morris, CPG, Senior Vice President – Exploration of Klondex, who serves as a Qualified Person under NI 43-101, supervised the preparation of the scientific and technical information in this presentation as it relates to Klondex.

Cautionary Note Regarding Non-GAAP Measure

Cash cost per ounce of silver and gold, net of by-product credits, EBITDA, adjusted EBITDA, all in sustaining capital ("AISC"), after by-product credits, cash provided by operating activities before working capital changes, and free cash flow represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of these non-GAAP measures to the most comparable GAAP measurements can be found in the Appendix.

Information About Each Company

Information in this presentation about Hecla has been provided by, and is the responsibility of, Hecla. For further information about Hecla, please refer to Hecla's SEC filings, including its Annual Report on Form 10-K filed on February 15, 2018 and its filings with Canadian securities regulatory authorities under its profile on SEDAR. Information in this presentation about Klondex has been provided by, and is the responsibility of, Klondex. For further information about Klondex, please refer to Klondex's SEC filings, including its Annual Report on Form 10-K filed on March 15, 2018 and its filings with Canadian securities regulatory authorities under its profile on SEDAR.

Cautionary Statements

NYSE:HL

Additional Information About the Transaction and Where to Find It

This material relates to Hecla's proposed acquisition (the "Transaction") of Klondex. Shares of Hecla's common stock (the "Hecla Shares") issued in connection with the proposed Transaction may be registered pursuant to a registration statement to be filed with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Hecla may file with the SEC or issued pursuant to an available exemption. This information is not a substitute for any registration statement or any other document that Hecla may file with the SEC or that it or Klondex may send to their respective shareholders in connection with the offer and/or issuance of Hecla Shares. Investors are urged to read any registration statement, if and when filed, and all other relevant documents that may be filed with the SEC or with Canadian regulatory authorities as and if they become available because they will contain important information about the issuance of Hecla Shares. Documents, if and when filed with the SEC, will be available free of charge at the SEC's website (www.sec.gov) and under Hecla's profile on the SEDAR website at www.sedar.com. You may also obtain these documents by contacting Hecla's Investor Relations department at Hecla Mining Company; Investor Relations; 1-800-HECLA91 (1-800-432-5291); hmc-info@hecla-mining.com. **This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities.**

In connection with the proposed transaction, Klondex will file proxy soliciting materials with the SEC and/or Canadian regulatory authorities. The information contained in any such filing may not be complete and may be updated, amended or changed. SHAREHOLDERS ARE URGED TO READ SUCH MATERIALS WHEN AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC AND/OR CANADIAN REGULATORY AUTHORITIES CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Proxy solicitation materials will be mailed to Klondex's shareholders seeking their approval of the proposed transaction. Anyone may also obtain a copy of such materials free of charge once available by directing a request to: Klondex Mines Ltd., 6110 Plumas Street, Reno, NV 89506, Attention: Investor Relations, or Hecla Mining Company, 6500 N. Mineral Drive, Suite 200, Coeur d'Alene, ID 83815-9408; Attention: Investor Releations; 1-800-HECLA91 (1-800-432-5291). In addition, any relevant materials filed with the SEC will be available free of charge at the SEC's website at www.sec.gov and under Klondex's profile on the SEDAR website at www.sedar.com. Interested persons may access copies of such documentation filed with the SEC by visiting the Klondex's website at www.klondexmines.com.

Participants in Solicitation

Hecla, Klondex, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Hecla is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 15, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 10, 2017, and its Current Report on Form 8-K, which was filed with the SEC on June 1, 2017. These documents may be obtained free of charge from the SEC's website at www.sec.gov and Hecla's website at www.hecla-mining.com. Information about the directors and executive officers of Klondex is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 15, 2018, its proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on April 11, 2017 and its Current Report on Form 8-K, which was filed with the SEC on May 8, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Klondex proxy statement and other relevant materials to be filed with the SEC when they become available. These documents may be obtained free of charge from the SEC's website at www.sec.gov and Klondex's website at www.klondexmines.com.

Another Step in the Strategy

Klondex's assets can be improved, grow and deliver the value we see

- ✓ **Hecla's strategy is to realize the potential of long-lived, low-cost assets with large land packages in favorable jurisdictions, Klondex is all of that.**

- ✓ **Hecla is known in the industry as an innovator of small-tonnage underground mines, Klondex brings three more of these mines.**

- ✓ **Hecla has the balance sheet and cash flow to consistently invest in mines to realize value over time; Klondex needs investment and time to realize its potential.**

- ✓ **Hecla has grown throughput at its two previous acquisitions, Greens Creek and Casa Berardi; with improvements in mining and investment in the mill or toll milling, Klondex's assets could do the same.**

- ✓ **Hecla has been a multi-metal producer for 127 years with gold production for 40+ years and the future has never looked brighter.**

Transaction Summary

NYSE:HL

Transaction Structure	▪ Hecla has agreed to acquire all of the issued and outstanding common shares of Klondex pursuant to a Plan of Arrangement
Consideration	▪ Consideration to consist of either 0.6272 Hecla shares or US$2.47 in cash – 59% premium based on Klondex's 30-day volume-weighted average price[1] ▪ Implied equity value of US$462 million (C$605 million) ▪ Klondex shareholders will also receive shares in a newly formed company Klondex Canada which will hold Klondex's Canadian assets ▪ Pro forma ownership: 83.8% Hecla / 16.2% Klondex
Conditions	▪ Klondex shareholder vote (66 2/3rds)
Klondex Canada	▪ Klondex Canada to be distributed to all Klondex shareholders – Hecla will subscribe for US$7.0 million in cash following the transaction – Hecla to retain 13.46% interest in Klondex Canada
Other	▪ Unanimous support of the board of directors of Hecla and Klondex ▪ CI Investments Inc, Sentry Investments Inc, and directors and certain insiders of Klondex, which together hold approximately 25.4% of Klondex's shares outstanding, have entered into support agreements with Hecla, and have agreed to vote their Klondex shares in favor of the Transaction. ▪ Customary deal protections ▪ US$21 million reverse break fee paid to the appropriate party in the event the transaction is terminated
Expected Timing	▪ Mailing of meeting materials targeted for April/May 2018 ▪ Shareholder meeting expected in June 2018 ▪ Closing expected in Q2 2018

1. Based on all index trading; premium calculated based on VWAPs of both companies as at March 16, 2018.

Benefits to Hecla Shareholders

- ✓ **Significant production in Nevada, one of the most prolific gold mining jurisdictions in the world**
- ✓ **Increases 2017 pro-forma production by 27% (~162 koz AuEq or ~11.5 Moz AgEq)[1,2]**
- ✓ **Fire Creek is a cornerstone producing asset with robust cash flows and significant opportunities for exploration, mine life expansion, and increased throughput**
- ✓ **Transaction structured to minimize dilution and is expected to be accretive on many financial and operating metrics**
- ✓ **Klondex's assets leverage Hecla's core competency in narrow vein underground mining**
- ✓ **Allows Hecla the opportunity to capture meaningful G&A synergies**
- ✓ **Increases the grade of an industry leading high-grade asset portfolio**
- ✓ **We see this as an irreplaceable land package with extensive exploration and development potential**

1. AuEq and AgEq include base and precious metals production converted at US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, US$1.00/lb Pb.
2. 2017A production is normalized for a full year of production at Lucky Friday reflecting steady state full year production (3.5 Moz Ag) and excludes 2017A production from Klondex Canada (28 koz AuEq).

Source: Company disclosures.

Benefits to Klondex Shareholders

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

- ✓ Immediate and significant premium of approximately 59% (30 day VWAP) with ongoing participation in upside through Hecla shares and Klondex Canada shares
- ✓ Meaningful ownership in a stronger pro-forma company
- ✓ Hecla is well capitalized, making possible critical development programs for Klondex's assets
- ✓ Hecla has a proven track record of successfully acquiring and optimizing underground assets
- ✓ Broader asset and commodity base delivers cash flow diversification and risk mitigation
- ✓ Hecla has extensive experience operating efficient underground mines for over 125 years
- ✓ Hecla to subscribe for $7 million of common shares of Klondex Canada for a 13.46% interest

Adding Nevada to a Strong Portfolio

Large land packages in five of the world's best mining districts

KLONDEX MINES LTD

Hecla MINING COMPANY

NYSE:HL



Greens Creek
Admiralty Island, Alaska
Kinskuch
Alice Arm, BC
Silver Valley
Wallace, Idaho
Rock Creek
Noxon, Montana
Montanore
Libby, Montana
Vancouver, BC
Coeur d'Alene, Idaho
Lucky Friday
Mullan, Idaho
Hollister
Elko County, Nevada
Midas
Elko County, Nevada
Maggie Creek
Elko County, Nevada
Hot Springs
Crescent Valley, Nevada
Reef
Churchill County, Nevada
San Juan Silver
Creede, Colorado
Fire Creek
Lander County, Nevada
Monte Cristo
Esmeralda County, Nevada
Opinaca / Wildcat
James Bay, Quebec
Casa Berardi
Val d'Or, Quebec
Val d'Or, Quebec
Fayolle
Val d'Or, Quebec
Heva-Hosco
Val d'Or, Quebec
San Sebastian
Durango, Mexico
operating mine
mining district
pre-development project
exploration project
operating mine (Klondex acquisition)
exploration project (Klondex acquisition)
corporate office



Nevada
"Heart of the Nevada gold district"
N
Getchell Trend
North Nevada Rift
Battle Mountain Trend
Carlin Trend
Midas
Hollister
Fire Creek

Source: Company disclosures.

The Leading Intermediate Precious Metals Producer

Peer leading production, with diversified revenue and NAV exposures

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Strongest production base among peer group *(2017A Production[1])*



AuEq Production (koz)
AgEq Production (Moz)
123
224
241
361
524
554
571
596
600[2]
607
663
711
755
762[2]
8.7
15.9
17.1
25.7
37.2
39.3
40.6
42.4
42.6
43.1
47.1
50.5
53.6
54.1
Argonaut
First Majestic
Torex
SSR
Hochschild
Coeur
Detour
Kirkland
Hecla
Tahoe
EDV Mining
New Gold
Pan American
Pro Forma Hecla

Increases precious metal exposure by 6% while maintaining a diversified revenue stream

Standalone Hecla[2,3]
(2017A)



26%
74%
Precious Metals
Base Metals

Pro Forma[2,3]



20%
80%
Precious Metals
Base Metals

1. AuEq and AgEq include base and precious metals production converted at US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, US$1.00/lb Pb, and US$3.09/lb Cu.
2. 2017A production is normalized for a full year of production at Lucky Friday reflecting steady state full year production (3.5 Moz Ag) and excludes 2017A production from Klondex Canada (28 koz AuEq).
3. Reflects production value (metal produced * respective commodity price). Based on 2017A production for Hecla and Klondex.

Source: Company disclosures.

Hecla Will Have Industry Leading Reserves

Unmatched combination of reserves and reserve grade

KLONDEX MINES LTD

Hecla MINING COMPANY

NYSE:HL

AuEq Reserve Grade for Select Precious Metal Producers (oz/ton AuEq)



0.323
0.291
0.210
0.117
0.085
0.082
0.051
0.039
0.028
0.028
0.027
0.021
0.016
Average: 0.086 oz/ton AuEq[1]
Kirkland
Pro Forma Hecla[2]
Hochschild
First Majestic
Pan American
Torex
EDV Mining
Tahoe
New Gold
Detour
Argonaut
SSR
Coeur

Mineral Reserves for Select Precious Metal Producers (Moz AuEq)



18.3
15.8
8.9
8.9
8.3
7.6
5.2
5.0
4.6
3.3
2.8
2.4
1.8
Average: 7.0 Moz AuEq[1]
New Gold
Detour
Pan American
Tahoe
Pro Forma Hecla[2]
EDV Mining
Coeur
SSR
Kirkland
Torex
First Majestic
Argonaut
Hochschild

1. Average excludes pro forma Hecla; AuEq includes base and precious metals converted at US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, US$1.00/lb Pb, and US$3.09/lb Cu.
2. Pro Forma Hecla reserves exclude Klondex Canada.

Source: Company disclosures.

Hecla Retains Significant Focus on Silver

Transaction increases Hecla's exposure to precious metals by 6%

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Standalone Hecla[1,2]



20%
35%
6%
39%
Silver Gold Lead Zinc

Hecla Pro Forma[1,2]



15%
5%
30%
50%
Silver Gold Lead Zinc

Hecla Long Term

Silver exposure expected to increase through development of Rock Creek and Montanore

1. Represents production value (metal produced * respective commodity price) using 2017A production for Hecla and Klondex; metal prices of US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, and US$1.00/lb Pb.
2. 2017A production is normalized for a full year of production at Lucky Friday reflecting steady state full year production (3.5 Moz Ag) and excludes 2017A production from Klondex Canada (28 koz AuEq).
Source: Company disclosures.

Increasing Cash Flow and Improved Credit Metrics

Transaction improves financial flexibility, moving towards credit upgrade

Transaction additive to operating cash flow[1] ...

(2017A Operating Cash Flow US$ million)


+35%
$157
$116
Hecla
Pro Forma Hecla

... taking Hecla's already strong credit metrics

Ratio	Moody's "B" Guidance	Moody's "Ba" Guidance	Hecla (Pro-Forma)[2]
Debt / Total Capital	70% - 80%	50% - 70%	**24.5%**
(CFO – Dividends) / Debt	10% - 15%	15% - 25%	**23.5%**

... and improving them further

- Steady improvements to core metrics which are a focus of the rating agencies
- Significant increase to revenue base of ~36%[3]
- Increased diversification with the addition of 3 producing mines

1. Klondex cash flow from operations reflects last twelve months as at December 31, 2017; pro forma operating cash flow reflects 75% Klondex 2017A G&A savings per December 31, 2017 financial statements.
2. As at December 31, 2017 financial statements, adjusted for subsequent events; pro forma share count estimated to reflect full take up of the cash component of the transaction.
3. 2017A revenue for both Hecla and Klondex as per December 31, 2017 financial statements; Klondex revenue adjusted to remove 2017A True North segment revenue.

Source: Bloomberg, and Company disclosures.

Fire Creek is a Premier Asset in a Top Tier Jurisdiction

Grade drives low cash costs and strong cash flow

KLONDEX MINES LTD. | Hecla MINING COMPANY | NYSE:HL

- Producing, narrow vein mine located in Lander County, Nevada, ~63 miles west of Elko, Nevada
- Commenced production in 2014 and has undergone extensive geological testing since 1981
- Processing conducted at Midas located ~109 miles from Fire Creek
- Will apply narrow vein mining expertise to deliver consistent production and mill optimization
- Potential to extend reserves along strike as underground development is extended
- Highly prospective ~32 square mile land package

Strong Margins and Meaningful Production

	2015A	2016A	2017A
Revenue	$95.0	$125.0	$141.8
Total Cost of Sales	$45.2	$57.9	$74.3
Gross Margin	52.4%	53.7%	47.6%



$455
$462
$479
77
101
107
2015A
2016A
2017A
Production (Au Koz)
Production Cash Costs per GEO Sold (US$/oz Au)[2]

Top 10 Highest Grade Producing Gold Mines in North America[1]



0.71
107
0.61
194
281
0.45
0.43
152
269
0.37
0.31
34
0.30
99
0.29
84
160
0.22
0.18
59
Fire Creek
Macassa
Turquoise Ridge
Brucejack
Pogo
Midas
Island Gold
Seabee
Hope Bay
Eagle River
Gold Reserve Grade (oz/ton)
2017A Gold Production (koz)

1. Hope Bay production reflects LOM per 2015 pre-feasibility study; Pogo production value as at 2016A.
2. As per Klondex disclosure; production cash costs per GEO sold is a non-GAAP measure; please refer to appendix for reconciliation to GAAP.

Source: Company disclosures.

Fire Creek Vein Networks Offer Extensive Opportunities

Production centers and vein networks are open in all directions

KLONDEX MINES LTD. | Hecla MINING COMPANY NYSE:HL

- Mineralized structures have predictive sigmoid pattern
- Current reserves and resources provide mining inventory out to 2023
- Identified veins are open and untested in all directions both locally and regionally
- Geophysical work has identified potential vein extensions (red outlines)
- Very good, near-term exploration potential


Northwest Area
Spiral 10
Zeus
Spiral 9
N
Fire Creek Main
Trends


VTEM conductor trends
Kronos
Zeus
Fire Creek underground development
N

Source: Company disclosures.

Excellent Land Position Near Many Large Gold Mines

Located along significant trends

KLONDEX MINES LTD

Hecla MINING COMPANY

NYSE:HL



N
Twin Creeks - NEM
Midas
Turqoise Ridge - ABX
Pinson - Waterton
Hollister
Exodus - NEM
Goldstrike - ABX
Winnemucca
Battle Mtn Trend
North Nevada Rift
Carlin Trend
Valmy - NEM
Gold Quarry - NEM
Marigold - SSR
Battle Mountain
Mule Canyon - NEM
Phoenix - NEM
Fire Creek
0
10
20
Miles

Hollister & Midas Expected To Benefit From Hecla's Operational Expertise

KLONDEX MINES LTD. | Hecla MINING COMPANY NYSE:HL

Hollister / Hatter Graben



Overview

- Producing, high-grade gold and silver mine located ~18 miles from the Midas mill covering ~28 square miles
- First pour in Q4 2017 and ramping up to steady state production during H1 2018
- Conventional longhole and cut-and-fill stoping

Upside Potential

- Hatter Graben provides the next leg of growth;
  - Mineralized veins: 1,400 ft. vertically and 2,000 ft. long
  - East-West trending zone with mineralization strengthening in the East
  - Open along strike and at depth
  - 2017 surface exploration program provided positive assays, setting the groundwork for future exploration and further meaningful gold discoveries
- Potential for improved recoveries for Hollister ore at the Midas mill
- Increasing production through ramp up to significantly improve costs
- Adjacent exploration targets include Velvet, Gloria, and Upper Zones

Midas



Overview

- High-grade mine along the prolific Carlin trend covering ~47 square miles
- Conventional longhole stoping
- 1,200 tons per day conventional gravity & leach processing with Merril Crowe circuit
- The Midas Mill also processes ore from the nearby Klondex owned Fire Creek and Hollister mines
- Formerly owned and developed by Newmont Mining

Upside Potential

- Trinity prospect is southern extension of historic Colorado Grande vein trend; vein orientations recently determined
- Oxide mineralization between veins at the Trinity prospect may be the basis for an open pit south of the current mine
- East Basin targets (East Star, North Block) are controlled by same northerly structures as historically mined veins
- Limited drilling has intersected narrow, high-grade zones in many of the East Basin targets

Source: Company disclosures.

Hecla's Track Record of Adding Value

An extensive history of optimizing assets

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Casa Berardi

Operational enhancements and mill optimization

- Throughput has increased by 91% since Q4 2013
- Open pit mining increased operational flexibility providing ability to keep the mill full
- Investing in productivity improvements and automation
- Strong exploration results since Q4 2013, reserves have increased by 7.2% to 1,494 koz Au

+91% throughput (Tons per day)



1,974
3,764
Q4 2013
Q4 2017

Greens Creek

Increased recoveries/ low cost production

- Increased average silver recovery by 6%
- Consistent low-cost production
- Tele-remote mucking has increased productivity
- Adding shallow mineralization to enhance economics
- Maintained reserves over 10 years of ownership

+6% silver recoveries



71%
77%
2013A
2017A

San Sebastian

Prudent, high impact capital differentiated mining model

- Only $4 million in capital required to restart the mine with a forecasted IRR of 1,000%+
- Reduced costs by renting third party mill and using contract mining (secured through 2020)
- ~$156 million in operating cash flow after years 1 & 2 (2016 & 2017) which exceeded PEA expectations of $68 million by +129%
- Increased mine life from 1.5 years to more than 5

+129% operating cash flow



$68
$156
2016 & 2017 Forecast (PEA)
2016 & 2017 Actual

Source: Company disclosure.

Culture of Innovation Drives Productivity Improvements

Technology and best practices expect to be leveraged across K's assets

Autonomous Haulage in Operation at Casa Berardi

- 24 hour truck operation drives cost savings
- Increases utilization
- Increases safety
- Expect ~$3mm per year in cost savings from 2 trucks





Jumbo/Stope Drill Automation: Drilling During Shift Change

- Adds 15 meters/day
- Increased drift stability
- Increased drilling accuracy
- 2 automated drills in operation
- 1 stope drill



Recovery Improvements at Greens Creek


Silver Recovery %
80%
75%
70%
65%
71%
72%
77%
78%
77%
2013A
2014A
2015A
2016A
2017A

Ventilation on Demand and Teleremote LHD

- Ventilation system drives expected ~$1mm/year in cost savings at Greens Creek
- One operator can run up to 3 machines from the same station
- First commissioned in January, second LHD delivery expected in Q2





Source: Company disclosures.

A History of Adding Reserves

263 million reserve ounces added; 22% added by Greens Creek acquisition


250
200
150
100
50
-
(50)
(100)
(150)
(200)
Silver Ounces (millions)
Greens Creek Acquisition
Reserves
177 Moz
Cumulative Production
138 Moz
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Production
Gain in Reserve oz
(Total Gain 263 Moz)

Source: Company disclosures.

A Roadmap for Further Growth and Value Creation

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Strong Operating Portfolio

Hecla Portfolio

- Portfolio of three high quality, producing, precious metals mines in mining friendly jurisdictions
- Expected production of 495k – 525k AuEq ounces in 2018

Klondex Portfolio

- Consistent gold production from three Nevada based mines

Robust Near Term Growth

Hollister Ramp Up

- Production to reach full steady state capacity in 2018

New Open Pits at Casa Berardi

- Production continues to increase from the open pits with significant extensions to mine life possible

Polymetallic Zone at San Sebastian

- Middle and Francine veins could extend mine life by 5-10 years
- Third party mill secured, could allow concurrent oxide and sulphide production, boosting production and cash flow

Lucky Friday Remote Vein Miner

- Arriving late 2019
- Expected to greatly increase productivity and safety

Longer Term Development

Fire Creek Mine Plan

- Potential for significant upside and increased production through developing Fire Creek to the north, Zeus and North veins

Rock Creek & Montanore

- Attractive opportunities that should come into focus as they move into feasibility stage

Hollister's Hatter Graben

- Potential to extend mine life and improve costs through the Hatter Graben vein

Heva-Hosco

- Hosts >3 Moz of M&I Resources along the Cadillac break

Exploration Portfolio

- Existing mines including Klondex
- Kinskuch, Little Baldy, San Juan, Monte Cristo, Opinaca/Wildcat

PF Hecla has an industry leading platform of operating assets and a robust pipeline of future growth prospects

Source: Company disclosures.

Klondex Canada – Highlights

KLONDEX MINES LTD
Hecla MINING COMPANY
NYSE:HL

Highlights

- Klondex Canada will hold Klondex's Canadian assets which are located primarily in Manitoba and are comprised of the True North Mine, the Bison Manitoba properties and 10% buy-back rights on Snow Lake Property. Various early-stage Ontario assets are also included
- A carve out of high-grade assets in a stable jurisdiction that will be run by an experienced management team familiar with the assets
- Well funded with Hecla investing US$7M into Klondex Canada to fund exploration and development of the high-grade Canadian asset portfolio
- Klondex had invested approximately US$70M in the various Canadian assets

True North Mine and Mill

- Fully-permitted underground, narrow vein, gold mine located ~155 miles northeast of Winnipeg, Manitoba
- ~154 square mile land package that has been mined intermittently since 1931 (over 1.5M Au oz historic production)
- Strong exploration potential within proximity of current mining areas
- Mill is capable of processing 2,500tpd
- The significant replacement value of the mine and mill not included in valuation of Klondex Canada

Bison Manitoba Properties (~14.5 square miles)

- The Ogama-Rockland property was acquired in 2017 through the acquisition of Bison Gold. The property is located <19 miles from True North and provides high-grade opportunities for additional mill feed to the True North Mill
- Snow Lake is located ~9.3 miles South of the New Britannia Mine (former producer of 1.4M Au oz) – 10% buy-back interest

Ontario Mineral Interests

- Tully Joint Venture, Turtlepond property, Denten Keefer property, and Whitesides Carscallen Property all totaling ~26 square miles

Asset Locations



MANITOBA
CANADA
TRUE NORTH MINE & MILL
OGAMA-ROCKLAND PROPERTY
OPERATING
EXPLORATION



Source: Company disclosures.

A Further Transformation of Hecla

Consistent with strategy and expertise

- ✓ **Now with seven large land positions located in Alaska, Quebec, Nevada, Mexico and Idaho which are some of the safest and most prolific mining jurisdictions in the world**
- ✓ **Proven operational excellence to be leveraged across expanded portfolio of high-grade mines**
- ✓ **Well capitalized pro-forma company with strong cash flow and solid balance sheet**
- ✓ **Significant production base with significant growth opportunities and cost reduction potential**
- ✓ **Attractive commodity diversification with a focus on precious metals**

Appendix

Midas



San Sebastian



Lucky Friday



Greens Creek



Fire Creek



Hollister



Casa Berardi



Fire Creek Asset Overview

A company-making asset in Nevada

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Underground Mine – Nevada, USA

- Commenced production in 2014
- Narrow vein mine located in Ladner Country, Nevada
- Underground mine utilizing traditional long-hole/ drift and fill stoping, in conjunction with cut and fill methods
- Ore from site is transported to the Midas milling facility approximately 109 miles north of the site
- Significant upside indicated by positive exploration results at the Zeus target

Fire Creek Site Overview



Exploration Potential / History

- Historically mining has been focused on the Joyce, Karen, and Vonnie vein sets
- Predictable vein mineralization, with near-term targets identified
- Both local and regional veins are open along strike and down dip
- Preliminary geophysical/ geochemical programs are able to identify repeatability of vein sets, providing a target rich environment for additional new discoveries
- Positive results have identified near mine (0.74 miles from active mining area) targets including the Zeus, Titan, and Kronos veins

Operating Metrics

Metric	2016A	2017A
Au Production *(oz)*	101,286	107,143
AuEq Production *(oz)*[1]	102,421	108,161
Ore Mined *(tons)*	119,721	123,754
Ore Milled *(tons)*	120,553	134,152
Au Feed Grade *(oz/ton)*	0.90	0.87
Au / Ag Recovery Rate *(%)*	93.6% / 86.6%	91.7% / 82.1%
Cost of Sales *(US$ million)*	$57.9	$74.3
Production Cash Cost per GEO Sold (US$/oz)[2]	$462	$479

1. AuEq and AgEq include base and precious metals production converted at US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, US$1.00/lb Pb.
2. As per Klondex disclosure. Production cash costs per GEO sold is a non-GAAP measure; please refer to appendix for reconciliation to GAAP.
Source: Company disclosures.

Midas Asset Overview

Well-located mill ties Nevada assets together

Underground Mine – Nevada, USA

- Commenced production in 2014
- Narrow vein mine located in Elko Country, Nevada
- Underground mine utilizing traditional longhole, shrinkage, and cut and fill methods
- Conventional 1,200tpd leach technology and Merrill Crowe precipitation with gravity concentration
- Midas milling facility treats ore from both the Midas and Fire Creek Mines

Midas Site Overview



Exploration Potential / History

- Mineralization at site is hosted within several north-west striking veins, subcategorized into the Main and East veins
- The Main veins have historically been in production from 1998 to 2013
- Focused on developing the Trinity prospect, an extension of the historic Colorado Grande vein
- Exploration to date on Trinity may support the development on a near mine open pit
- Additional exploration upside along the East Basin veins, with recent drilling intersecting several high-grade zones

Operating Metrics

Metric	2016A	2017A
Au Production *(oz)*	29,824	34,343
AuEq Production *(oz)*[1]	48,778	45,331
Ore Mined *(tons)*	193,856	156,927
Ore Milled *(tons)*	190,982	157,363
Au Feed Grade *(oz/ton)*	0.17	0.24
Au / Ag Recovery Rate *(%)*	93.9% / 86.7%	90.8% / 81.9%
Cost of Sales *(US$ million)*	$63.3	$69.0
Production Cash Cost per GEO Sold (US$/oz)[2]	$981	$1,008

1. AuEq and AgEq include base and precious metals production converted at US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, US$1.00/lb Pb.
2. As per Klondex disclosure. Production cash costs per GEO sold is a non-GAAP measure; please refer to appendix for reconciliation to GAAP.
Source: Company disclosures.

Hollister / Hatter Graben Asset Overview

Significant upside at Hatter Graben

KLONDEX MINES LTD. Hecla MINING COMPANY NYSE:HL

Underground Mine – Nevada, USA

- Re-started production in Q4-2017
- Narrow vein mine located in Elko Country, Nevada
- Underground mine utilizing traditional longhole, and cut and fill methods
- Significant land package of 28 square miles, in a highly prospective region
- Mine is within ~31 miles of world class deposits at Goldstrike and Carlin operations

Hollister Site Overview



Exploration Potential / History

- Significant historical production, with surface production from 1990 – 1992, and underground production from 2007-2013
- Significant identified vein trends include Hatter Graben, with mineralized veins extending 1,400ft down dip, and 2,000ft along strike, remaining open in all directions
- 2017 exploration program at Hatter Graben yielded positive assay results, paving the way for increased geological understanding and future delineation of identified targets
- Additional near mine targets include the Velvet, Gloria, and Upper Zones

Operating Metrics

Metric	2016A	2017A
Au Production *(oz)*	-	6,751
AuEq Production *(oz)*[1]	-	7,417
Ore Mined *(tons)*	-	66,453
Ore Milled *(tons)*	-	28,870
Au Feed Grade *(oz/ton)*	-	0.33
Au / Ag Recovery Rate *(%)*	-	71.0% / 55.5%
Cost of Sales *(US$ million)*	-	$15.2
Production Cash Cost per GEO Sold (US$/oz)[2]	-	$2,386

1. AuEq and AgEq include base and precious metals production converted at US$17.25/oz Ag, US$1,225/oz Au, US$1.30/lb Zn, US$1.00/lb Pb.
2. As per Klondex disclosure. Production cash costs per GEO sold is a non-GAAP measure; please refer to appendix for reconciliation to GAAP.
Source: Company disclosures.
Note: Hollister was acquired from Waterton Splitter on October 3, 2016 and was an exploration stage property in 2016.

Lucky Friday Asset Overview

Positioning for growth and longevity

Underground Mine – Idaho, USA

- Located in Idaho, Hecla has owned and operated the asset since 1958
- Deep polymetallic underground mine, utilizing traditional cut and fill mining methods with associated floatation circuits
- Developing continuous mining machine (Remote Vein Miner) with the potential to remove the need for conventional drill and blast
- Concentrate shipments are delivered to the Teck smelter in BC, Canada

Lucky Friday Site Overview



Exploration Potential / History

- Lucky Friday has been a consistent producer for the past 75 years
- Future exploration centered around accessing higher grade veins made possible through the completion of the #4 shaft
- The #4 shaft is expected to extend the life of Lucky Friday by another 20-30 years
- Recent underground drilling activity has focused on evaluating 30 known vein sets
- Drilling was focused on deep targets, with several vein intersection returning encouraging assay
- The shallower holes identified three distinct veins of interest, with two deep holes identifying an additional vein

Operating Metrics

Metric	2016A	2017A
Ag Production *(Moz)*	3.60	0.84
Ore Processed *(tons)*	293,875	70,718
Ag Grade *(oz/ton)*	12.69	12.38
Cost of Sales[1] *(US$ million)*	$76.2	$15.1
Cash Costs *($/oz Ag)*[2]	$8.89	$5.81
2P Ag Reserves	81.3 Moz	
Ag Mineralized Material[3]	156.4 Moz	

1. Cost of sales and other direct production costs and depreciation, depletion and amortization.
2. Cash costs are shown net of by-product credits; cash cost per ounce after by product credits represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement; a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
3. Mineralized material is inclusive of proven and probable reserves.

Source: Company disclosures.

Greens Creek Asset Overview

One of the world's top silver mines

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Underground Mine – Admiralty, Alaska

- Commenced production in 1996, and is one of the world's largest low-cost primary silver mines, located in Alaska, US
- Underground mine utilizing traditional longhole, and cut and fill methods
- Purchased from Rio Tinto in April 2008, Greens Creek is the largest mine by reserves and production in Hecla's portfolio
- On-site mill producing lead, zinc, and bulk concentrates

Greens Creek Site Overview



Exploration Potential / History

- Total property land package of 23 square miles
- Projected mineralization along surface at the property for 30 miles along the mining horizon
- Exploration has been concentrated at the Gallagher zone and the recently established Upper Plate resource
- Potential exploration upside through the newly discovered syncline structure, an exploration target area with promising mineralization

Operating Metrics

Metric	2016A	2017A
Ag / Au Production *(koz)*	9,254 / 53.9	8,352 / 50.8
Ore Processed *(tons)*	815,639	839,589
Ag Grade *(oz/ton)*	14.55	12.88
Cost of Sales[1] *(US$ million)*	$191.3	$201.8
Cash Costs *($/oz Ag)*[2]	$3.84	$0.71
2P Ag Reserves	90.2 Moz	
Ag Mineralized Material[3]	121.5 Moz	

1. Cost of sales and other direct production costs and depreciation, depletion and amortization.
2. Cash costs are shown net of by-product credits; cash cost per ounce after by product credits represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement; a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
3. Mineralized material is inclusive of proven and probable reserves.

Source: Company disclosures.

Casa Berardi Asset Overview

Open pits are increasing throughput and mine life

KLONDEX MINES LTD. Hecla MINING COMPANY NYSE:HL

Underground/Open Pit Mine – Quebec, Canada

- Commenced commercial production in 2007
- Located 59 miles north of La Sarre, Quebec
- Acquired from Aurizon Mines in 2013
- Casa Berardi encompasses gold deposits along a ~3 mile east-west mineralized corridor
- Underground production carried out with longhole stoping, with associated CIL processing
- Hecla's mine optimization initiatives have greatly improved operations at Casa Berardi, with average monthly milled tonnage increasing over 100% since the acquisition

Casa Berardi Site Overview



Exploration Potential / History

- Located in a gold camp with over 125 years of mining history, Casa Berardi remains a consistent producing asset with exploration upside
- Hecla's surface exploration drilling along the corridor has allowed additional production from the newly discovered ECMP pit
- Clear path to continued production with the Principal Pit scheduled to commence production once the ECMP pit is exhausted
- Recently re-purchased the remaining 50% interest in the adjacent Lakeshore JV project
- Hecla is now focused on a 33,000 ft drill program on the property, west of the current operations

Operating Metrics

Metric	2016A	2017A
Au Production *(koz)*	146.0	156.7
Ore Processed *(tons)*	997,588	1,296,224
Au Grade *(oz/ton)*	0.167	0.139
Cost of Sales[1] *(US$ million)*	$155.7	$180.2
Cash Costs *($/oz Au)*[2]	$764	$820
2P Au Reserves	1,494 koz	
Au Mineralized Material[3]	2,867 koz	

1. Cost of sales and other direct production costs and depreciation, depletion and amortization.
2. Cash costs are shown net of by-product credits; cash cost per ounce after by product credits represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement; a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
3. Mineralized material is inclusive of proven and probable reserves.

Source: Company disclosures.

San Sebastian Asset Overview

Very low capital, very high return, mine life extending

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Open Pit/Underground Mine – Durango, Mexico

- Located in Durango, Mexico,
- Operation entails a high-grade, near surface open pit as well as underground workings
- Free digging of oxide and overburden material from the open pit ensure low operation expenditure
- Capital expenditure should remain low, due to the use of toll milling, contractor workforce, and leveraging of existing underground workings as applicable

San Sebastian Site Overview



Exploration Potential / History

- Positive exploration results for both the western and eastern extensions of the Middle vein, coupled with new high-grade intercepts to the west of the current underground mining plan, could extend known mineable resources significantly
- Step-out drilling to the north-east of the East Francine pit has intersected additional high-grade, shallow mineralization
- Recent PEA does not include the results of recent exploration and in-fill drilling, demonstrating robust upside potential to the current mine plan

Operating Metrics

Metric	2016A	2017A
Ag / Au Production *(koz)*	4,294 / 34.0	3,258 / 25.2
Ore Processed *(tons)*	143,267	144,197
Ag Grade *(oz/ton)*	31.94	23.91
Cost of Sales[1] *(US$ million)*	$31.2	$23.7
Cash Costs *($/oz Ag)*[2]	($3.35)	($3.36)
2P Ag Reserves	5.5 Moz	
Ag Mineralized Material[3]	14.3 Moz	

1. Cost of sales and other direct production costs and depreciation, depletion and amortization.
2. Cash costs are shown net of by-product credits; cash cost per ounce after by product credits represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement; a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
3. Mineralized material is inclusive of proven and probable reserves.

Source: Company disclosures.

Rock Creek & Montanore Asset Overviews

Final stages of permitting, expecting to advance in 2018

Mine overview

- Montanore, a silver-copper mine located in Libby, Montana, was acquired from Mines Management in 2016
- Rock Creek, a silver-copper mine located in Noxon, Montana, was acquired from Revett in 2015
- Both projects are in the final stages of permitting, and are expected to advance to exploration upon approval

Impact on Resources

- Although assigned nominal value today, these projects represent meaningful upside for Hecla as they progress through feasibility

Combined, the projects are as large as Hecla's current reserves

Rock Creek Site Overview


0 100 Miles
0 100 KM
Noxon
Rock Creek
Coeur d'Alene
Spokane
Mullan
Missoula
N
Washington
Oregon
Idaho
Montana

Project Overview

Metric	Rock Creek	Montanore
Potential Mine Life	20 – 30 Years each	
Hecla Stock Acquisition Cost	$19 M	$54 M
Advanced Permitting	SEIS	Final EIS, RODs*
Well Located	50 miles from Lucky Friday	
Land Position	Great Exploration Potential	

** Record of Decision

Endnotes

1. Hecla's cost of sales include all direct and indirect operating costs related to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, depreciation, depletion and amortization, and reclamation.
2. Hecla's cash cost, after by-product credits, per silver and gold ounce represents a non-GAAP measurement, a reconciliation of which to cost of sales and other direct production costs and depreciation, depletion and amortization (sometimes referred to as "cost of sales" in this release), can be found at the end of the release. It is an important operating statistic that management utilizes to measure each mine's operating performance. It also allows the benchmarking of performance of each mines versus those of our competitors. As a primary silver mining company, management also uses the statistic on an aggregate basis - aggregating the Greens Creek, Lucky Friday and San Sebastian mines - to compare performance with that of other primary silver mining companies. With regard to Casa Berardi, management uses cash cost, after by- product credits, per gold ounce to compare its performance with other gold mines. Similarly, the statistic is useful in identifying acquisition and investment opportunities as it provides a common tool for measuring the financial performance of other mines with varying geologic, metallurgical and operating characteristics. In addition, the Company may use it when formulating performance goals and targets under its incentive program.

Zeus Exemplifies High-Grade Opportunities at Fire Creek

Geophysical anomalies successfully identify high-grade mineralization

- The Zeus target was identified by a geophysical anomaly ~0.75 miles away from current mine workings
- Follow up drilling outlined significant high-grade mineralization at Zeus
- A series of parallel sigmoidal structures (Zeus, Titan, Kronos) have been identified that may replicate the current reserve & resource
- The successful geophysical model has provided a target-rich environment for additional new discoveries


A'
Open to North
0
250
500
Feet
N
15.0 ft @ 0.16 oz/ton Au
769500 N
17.1 ft @ 0.43 oz/ton Au
Incl. 1.0 ft @ 3.92 oz/ton Au
15.8 ft @ 0.14 oz/ton Au
11.8 ft @ 0.10 oz/ton Au
14.0 ft @ 1.27 oz/ton Au
Incl. 1.7 ft @ 8.25 oz/ton Au
2.0 ft @ 2.03 oz/ton Au
15.7 ft @ 0.18 oz/ton Au
3.1 ft @ 0.093 opt Au
35.0 ft @ 1.65 oz/ton Au
Inc. 3.5 ft @ 12.78 oz/ton Au
Inc. 1.5 ft @ 2.20 oz/ton Au
769000 N
10.0 ft @ 0.53 oz/ton Au
Modeled Vein
Drill Hole Trace
Open to South
5.0 ft @ 0.95 oz/ton Au
Incl. 1.8 ft @ 2.36 oz/ton Au
A
Previously Released Significant Assay (>0.1 oz/ton Au)


A
0
250
500
Feet
A'
6500 L
14.0 ft @ 1.27 oz/ton Au
Incl. 1.7 ft @ 8.25 oz/ton Au
3.1 ft @ 0.093 oz/ton Au
10.0 ft @ 0.53 oz/ton Au
17.1 ft @ 0.43 oz/ton Au
Incl. 1.0 ft @ 3.92 oz/ton Au
6000 L
Open
Along Strike
And
Down Dip
15.0 ft @ 0.16 oz/ton Au
5500 L
5.0 ft @ 0.95 oz/ton Au
Incl. 1.8 ft @ 2.36 oz/ton Au
15.8 ft @ 0.14 oz/ton Au
11.8 ft @ 0.10 oz/ton Au
35.0 ft @ 1.65 oz/ton Au
Inc. 3.5 ft @ 12.78 oz/ton Au
Inc. 1.5 ft @ 2.20 oz/ton Au
5000 L
2.0 ft @ 2.03 oz/ton Au
15.7 ft @ 0.18 oz/ton Au
Drill Hole Trace
Previously Released Significant Assay (>0.1 oz/ton Au)
771000 N
771500 N

Source: Company disclosures.

Significant Fire Creek District Targets and Potential

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Successful geophysical model and structural patterns provide target-rich environment

- Proven repeatability of vein structural pattern
- VTEM and IP Resistivity geophysical techniques and soil geochemistry can be used to trace extensions
- Extensive corridor of highly prospective targets


N
T2
T3
T5
T6
T7
T8
T9
T12
T14
T15
T17
T18
T19
T20
T21
T22
T23
T24
T25
T26
T27
T28
West Boundary Fault
Muleshoe Fault
VTEM Conductor Trends
1 mile


Mule Canyon
East Boundary of Northern Nevada Rift
9 Miles
Fire Creek


Mule Canyon
Zeus
Fire Creek

- Regional rift is the basis for structural patterns and can be traced for 9 miles to the Mule Canyon deposit
- Well understood structural controls and success of geophysical model drive potential for a multi-million ounce deposit

Source: Company disclosures.

Klondex Canada – Exploration and Identified Targets

True North Mine: Exploration and Identified Targets

- 710 / 711 zones
  - 64,227ft of drilling completed
  - Intercepted 5.78opt AuEq over 3.7ft
  - New discovery below the 007 zone: 0.36opt AuEq over 15.0ft
- Klondex has identified numerous targets at True North including:
  - The 16 Level and the 26 Level to advance the 711 vein system
  - Tails reprocessing



Bison Manitoba Properties: Potential Exploration Upside

- Property contains a large land package with over ~14.3 square miles
  - Over 88,000ft of exploration drilling completed
  - 12 historic mines and mine shaft
    - Produced over 205k oz of high-grade gold between 1935 and 1945
- Has currently only been mined to a depth of 280m
- The Ogama-Rockland Deposit is hosted within the Rice Lake Belt that has produced over 1.5M oz of gold
- This belt is of the same "greenstone" metavolcanic rock as the Red Lake and Birch-Uchi Belts which together host multiple >1M oz lode gold deposits


North
Caribou
Terrane
BERENS RIVER SUBPROVINCE
UCHI SUBPROVINCE
BIRD RIVER SUBPROVINCE
ENGLISH RIVER SUBPROVINCE
Paleozoic
Limestone, sandstone
Archean
Metasedimentary rocks
Granitoid rocks
Metavolcanic and derived metasedimentary rocks
kilometres
Major fault/deformation zone
Subprovince boundary
Gold deposits (>1 million oz. Au)
1. Campbell - Red Lake
2. Madsen
3. Rice Lake (San Antonio)
4. Cochenour - Willans

Klondex Canada – Management, Board and Capital Structure

KLONDEX MINES LTD | Hecla MINING COMPANY | NYSE:HL

Proposed Management Team

- John Antwi, CEO
  - Previously SVP, Corporate Development and Planning at Klondex
  - Over 25 years of experience in the mining industry
- Additional management to be determined

Capital Structure

(All figures shown are in US$mm)

Implied Share Price	US$1.89
Implied Share Price	C$2.45
Basic Shares Outstanding	27.5
FD ITM Shares Outstanding	27.5
FD ITM Market Cap (Post-Money)	**$52.0**
Plus: Debt	--
Less: Cash	$7.0
Net Cash	$7.0
FDITM Enterprise Value (Pre-Money)	**$45.0**

Proposed Board of Directors

- Blair Schultz (Interim CEO)
  - Served as Chairman of Klondex from 2012 to 2014
- Paul Huet
  - President, CEO and Director at Klondex
- Bil Matlack
  - Director at Klondex
- Jamie Haggarty
  - Director at Klondex
- Additional board members to be determined

Ownership



Hecla
13.5%
Existing
Klondex
Shareholders
86.5%

1. Assumes 8:1 share consolidation
Note: USD/CAD = 1.2944

Production Cash Cost per GEO Sold Reconciliation to GAAP

Fire Creek

All amounts in thousands except per ounce amounts	Years ended December 31, 2015	2016	2017
Average realized price per gold ounce sold	$1,156	$1,250	$1,261
Average realized price per silver ounce sold	$15.77	$17.00	$17.15
Silver ounces equivalent to revenue from one gold ounce	73.3	73.5	73.5
Silver ounces sold	81,441	95,454	75,345
GEOs from silver ounces sold	1,111	1,299	1,025
Gold ounces sold	81,080	98,723	111,430
Gold equivalent ounces	82,191	100,022	112,455
Production costs	$37,394	$46,246	$53,874
Add: Write-down of production inventories (cash portion)[1]	—	—	—
	$37,394	$46,246	$53,874
Production cash costs per GEO sold	$455	$462	$479

1. Due to increases in production costs, Klondex's application of its lower of average cost or net realizable value resulted in write-downs of production inventories. Write-downs have resulted solely from Klondex's application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.
Source: Company disclosures.

Production Cash Cost per GEO Sold Reconciliation to GAAP

KLONDEX MINES LTD | Hecla MINING COMPANY NYSE:HL

Midas

All amounts in thousands except per ounce amounts	Years ended December 31, 2016	2017
Average realized price per gold ounce sold	$1,252	$1,260
Average realized price per silver ounce sold	$17.48	$17.30
Silver ounces equivalent to revenue from one gold ounce	71.6	72.8
Silver ounces sold	1,374,685	862,093
GEOs from silver ounces sold	19,200	11,842
Gold ounces sold	31,777	35,456
Gold equivalent ounces	50,977	47,298
Production costs	$49,599	$45,018
Add: Write-down of production inventories (cash portion)[1]	405	2,655
	$50,004	$47,673
Production cash costs per GEO sold	$981	$1,008

1. Due to increases in production costs, Klondex's application of its lower of average cost or net realizable value resulted in write-downs of production inventories. Write-downs have resulted solely from Klondex's application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.
Source: Company disclosures.

Production Cash Cost per GEO Sold Reconciliation to GAAP

KLONDEX MINES LTD. | Hecla MINING COMPANY

NYSE:HL

Hollister

All amounts in thousands except per ounce amounts	Years ended December 31, 2017
Average realized price per gold ounce sold	$1,273
Average realized price per silver ounce sold	$16.69
Silver ounces equivalent to revenue from one gold ounce	76.3
Silver ounces sold	43,564
GEOs from silver ounces sold	571
Gold ounces sold	4,710
Gold equivalent ounces	5,281
Production costs	$7,228
Add: Write-down of production inventories (cash portion)[1]	5,370
	$12,598
Production cash costs per GEO sold	$2,386

1. Due to increases in production costs, Klondex's application of its lower of average cost or net realizable value resulted in write-downs of production inventories. Write-downs have resulted solely from Klondex's application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.
Source: Company disclosures.

Cash Cost Reconciliation to GAAP

KLONDEX MINES LTD | Hecla MINING COMPANY
NYSE:HL

Reconciliation of Cost of Sales and Other Direct Production Costs and Depreciation, Depletion and Amortization (GAAP) to Cash Cost, After By-product Credits (non-GAAP)

Lucky Friday

All amounts are in thousands (USD) except per ounce amounts	For the Twelve Months Ended	
	31-Dec-16	31-Dec-17
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) (loss)	**$76,210**	**$15,107**
Plus (Less): Depreciation, depletion and amortization	(11,810)	(2,447)
Plus (Less): Treatment costs	20,277	4,759
Plus (Less): Change in product inventory	(1,162)	1,853
Plus (Less): Reclamation and other costs	(822)	(115)
Cash Cost, Before By-product Credits[1]	**$82,693**	**$19,157**
By-product Credits:		
Zinc	(15,567)	(4,914)
Gold	-	-
Lead	(35,156)	(9,367)
Silver	-	-
Total By-product Credits	(50,723)	(14,281)
Cash Cost, After By-product Credits	**$31,970**	**$4,876**
Divided By Silver Ounces Produced (koz)	3,596	839
Cash Cost, After By-product Credits, per Silver Ounce	**$8.89**	**$5.81**[2]

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, before by-product revenues earned from all metals other than the primary metal produced at each unit. In addition, on-site exploration, reclamation, and sustaining capital costs are also included.
2. Cash cost, after by-product credits, per silver ounce includes only costs directly related to limited production during the strike and excludes suspension costs, and is not indicative of results under full production.

Cash Cost Reconciliation to GAAP

Reconciliation of Cost of Sales and Other Direct Production Costs and Depreciation, Depletion and Amortization (GAAP) to Cash Cost, After By-product Credits (non-GAAP)

Greens Creek

All amounts are in thousands (USD) except per ounce amounts	For the Twelve Months Ended 31-Dec-16	31-Dec-17
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) (loss)	**$191,297**	**$201,803**
Plus (Less): Depreciation, depletion and amortization	(53,222)	(56,328)
Plus (Less): Treatment costs	62,754	47,774
Plus (Less): Change in product inventory	(1,208)	(2,247)
Plus (Less): Reclamation and other costs	(2,327)	(2,716)
Cash Cost, Before By-product Credits[1]	**$197,294**	**$188,286**
By-product Credits:		
Zinc	(76,710)	(96,950)
Gold	(57,238)	(55,694)
Lead	(27,833)	(29,717)
Silver	-	-
Total By-product Credits	(161,781)	(182,361)
Cash Cost, After By-product Credits	**$35,513**	**$5,925**
Divided By Silver Ounces Produced (koz)	9,254	8,352
Cash Cost, After By-product Credits, per Silver Ounce	**$3.84**	**$0.71**

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, before by-product revenues earned from all metals other than the primary metal produced at each unit. In addition, on-site exploration, reclamation, and sustaining capital costs are also included.

Cash Cost Reconciliation to GAAP

KLONDEX MINES LTD | Hecla MINING COMPANY

NYSE:HL

Reconciliation of Cost of Sales and Other Direct Production Costs and Depreciation, Depletion and Amortization (GAAP) to Cash Cost, After By-product Credits (non-GAAP)

Casa Berrardi (Gold Operations)

All amounts are in thousands (USD) except per ounce amounts	For the Twelve Months Ended 31-Dec-16	31-Dec-17
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) (loss)	**$155,711**	**$180,179**
Plus (Less): Depreciation, depletion and amortization	(47,312)	(54,594)
Plus (Less): Treatment costs	1,264	2,432
Plus (Less): Change in product inventory	2,890	1,466
Plus (Less): Reclamation and other costs	(459)	(476)
Cash Cost, Before By-product Credits[1]	**$112,094**	**$129,007**
By-product Credits:		
Zinc	-	-
Gold	-	-
Lead	-	-
Silver	(572)	(614)
Total By-product Credits	(572)	(614)
Cash Cost, After By-product Credits	**$111,522**	**$128,393**
Divided By Gold Ounces Produced (koz)	146	157
Cash Cost, After By-product Credits, per Gold Ounce	**$763.98**	**$819.60**

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, before by-product revenues earned from all metals other than the primary metal produced at each unit. In addition, on-site exploration, reclamation, and sustaining capital costs are also included.

Cash Cost Reconciliation to GAAP

Reconciliation of Cost of Sales and Other Direct Production Costs and Depreciation, Depletion and Amortization (GAAP) to Cash Cost, After By-product Credits (non-GAAP)

San Sebastian

All amounts are in thousands (USD) except per ounce amounts

	For the Twelve Months Ended 31-Dec-16	31-Dec-17
Cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) (loss)	**$31,233**	**$23,700**
Plus (Less): Depreciation, depletion and amortization	(3,782)	(2,693)
Plus (Less): Treatment costs	1,504	1,185
Plus (Less): Change in product inventory	1,599	(55)
Plus (Less): Reclamation and other costs	(2,257)	(1,467)
Cash Cost, Before By-product Credits[1]	**$28,297**	**$20,670**
By-product Credits:		
Zinc	-	-
Gold	(42,667)	(31,625)
Lead	-	-
Silver	-	-
Total By-product Credits	(42,667)	(31,625)
Cash Cost, After By-product Credits	**($14,370)**	**($10,955)**
Divided By Silver Ounces Produced (koz)	4,294	3,258
Cash Cost, After By-product Credits, per Silver Ounce	**($3.35)**	**($3.36)**

1. Includes all direct and indirect operating cash costs related directly to the physical activities of producing metals, including mining, processing and other plant costs, third-party refining and marketing expense, on-site general and administrative costs, royalties and mining production taxes, before by-product revenues earned from all metals other than the primary metal produced at each unit. In addition, on-site exploration, reclamation, and sustaining capital costs are also included.

Proven & Probable Mineral Reserves

(on Dec. 31, 2017 unless otherwise noted)

KLONDEX MINES LTD. | Hecla MINING COMPANY NYSE:HL

Reserves - 12/31/17[1]

Proven Reserves											
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Copper %	Silver (000 oz)	Gold (000 oz)	Lead Tons	Zinc Tons	Copper Tons
Greens Creek (2)	7	12.2	0.09	2.4	6.1	-	89	1	170	440	-
Lucky Friday (2)	4,246	15.4	-	9.6	4.1	-	65,448	-	407,520	175,400	-
Casa Berardi (3)	2,458	-	0.13	-	-	-	-	312	-	-	-
San Sebastian (2)	31	23.3	0.19	-	-	-	712	6	-	-	-
Total...............	6,742						66,249	319	407,690	175,840	-

Probable Reserves											
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Copper %	Silver (000 oz)	Gold (000 oz)	Lead Tons	Zinc Tons	Copper Tons
Greens Creek (2)	7,543	11.9	0.10	3.0	8.1	-	90,130	725	224,880	614,390	-
Lucky Friday (2)	1,387	11.4	-	7.6	3.7	-	15,815	-	104,720	50,640	-
Casa Berardi (3)	11,413	-	0.10	-	-	-	-	1,181	-	-	-
San Sebastian (2)	368	13.1	0.10	-	-	-	4,809	37	-	-	-
Total...............	20,709						110,754	1,943	329,600	665,030	-

Proven and Probable Reserves											
Asset	Tons (000)	Silver (oz/ton)	Gold (oz/ton)	Lead %	Zinc %	Copper %	Silver (000 oz)	Gold (000 oz)	Lead Tons	Zinc Tons	Copper Tons
Greens Creek (2)	7,550	11.9	0.10	3.0	8.1	-	90,219	725	225,050	614,840	-
Lucky Friday (2)	5,632	14.4	-	9.1	4.0	-	81,264	-	512,240	226,030	-
Casa Berardi (3)	13,871	-	0.11	-	-	-	-	1,494	-	-	-
San Sebastian (2)	398	13.9	0.11	-	-	-	5,520	43	-	-	-
Total...............	27,451						177,003	2,262	737,290	840,870	-

(1) The term "reserve" means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term "economically," as used in the definition of reserve, means that profitable extraction or production has been established or analytically demonstrated to be viable and justifiable under reasonable investment and market assumptions. The term "legally," as used in the definition of reserve, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Hecla must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Hecla's current mine plans.

(2) Mineral reserves are based on $1200 gold, $14.50 silver, $0.90 lead, $1.05 zinc, unless otherwise stated.

(3) Mineral reserves are based on $1200 gold, and a US$/CAN$ exchange rate of 1:1.37. Reserve diluted to an average of 34.7% to minimum width of 9.8 feet (3 m). Reserves at Casa Berardi were determined by Jonathan Archambault-Giroux, P. Geo., Que., Real Parent, P.Geo. Que., Sylvain Picard, P. Eng., Que. and Alain Quenneville, P. Eng., Que. unless otherwise stated.

Open pit mineral reserves of the Principal Mine were estimated in February 2011 by BBA Inc. based on $950 gold and a US$/CAN$ exchange rate of 1:1. Reserve diluted to 10%.

Technical Report on the Pre-Feasibility Study for the Casa Berardi Principal Zone Open-Pit Project, La Sarre, Quebec, February 2011

Prepared by: Patrice Live, Eng. - BBA Inc.; Amanda Fitch, Jr. Eng. - BBA Inc.; Andre Allaire, Eng., M. Eng., Ph.D. - BBA

Open pit mineral reserves of the 160 and 134 Zones were estimated in January 2018 by Hecla Quebec and Mine Development Associates based on $1225 gold and a US$/CAN$ exchange rate of 1.3.

Hecla Mining, Casa Berardi 160 and 134 Zones, Open Pit Mining Study - 2017

January 12, 2016, by Mine Development Associates, Thomas L. Dyer, P.E.

Klondex Proven & Probable Mineral Reserves

Reserves 11/30/2017

Proven Reserves										
Asset	Tons (000)	Gold (oz/ton)	Gold (g/tonne)	Silver (oz/ton)	Silver (g/tonne)	Gold Equiv. (oz/ton)	Gold Equiv. (g/tonne)	Gold (000 oz)	Silver (000 oz)	Gold Equiv. (000 oz)
Midas	141	0.261	8.95	9.18	314.8	0.388	13.31	37	1,295	55
Fire Creek	108	1.079	36.98	1.03	35.4	1.089	37.34	117	112	118
Hollister	51	0.553	19.00	2.90	99.6	0.580	19.90	28	148	30
Total	300	0.607	20.83	5.19	177.8	0.675	23.16	182	1,555	203

Probable Reserves										
Asset	Tons (000)	Gold (oz/ton)	Gold (g/tonne)	Silver (oz/ton)	Silver (g/tonne)	Gold Equiv. (oz/ton)	Gold Equiv. (g/tonne)	Gold (000 oz)	Silver (000 oz)	Gold Equiv. (000 oz)
Midas	307	0.335	11.47	3.84	131.6	0.39	13.29	103	1,180	119
Fire Creek	211	0.517	17.74	0.51	17.6	0.52	17.98	109	108	111
Hollister	149	0.552	18.90	3.20	109.7	0.58	20.00	82	476	87
Total	667	0.441	15.13	2.65	90.71	0.475	16.28	294	1,764	317

Proven and Probable Reserves										
Asset	Tons (000)	Gold (oz/ton)	Gold (g/tonne)	Silver (oz/ton)	Silver (g/tonne)	Gold Equiv. (oz/ton)	Gold Equiv. (g/tonne)	Gold (000 oz)	Silver (000 oz)	Gold Equiv. (000 oz)
Midas	449	0.311	10.68	5.52	189.2	0.39	13.30	140	2,475	174
Fire Creek	319	0.708	24.27	0.69	23.7	0.72	24.55	226	220	229
Hollister	200	0.553	18.90	3.13	107.2	0.58	19.90	110	624	116
Total	968	0.492	16.88	3.43	117.6	0.54	18.40	476	3,319	519

1. Reserves have been estimated using a gold price of US$1,200/ounce and a silver price of US$17.00/ounce.
2. Metallurgical recoveries for gold and silver are 94% and 92% at Midas, 93% and 88% at Fire Creek, and 92% and 60% at Hollister.
3. Gold equivalent ounces were calculated based on one ounce of gold being equivalent to 72.12 ounces of silver at Midas, 74.60 ounces of silver at Fire Creek, and 108.24 ounces of silver at Hollister.
4. Mineral Reserves for Midas were estimated at a cutoff grade of 0.305 AuEq oz/ton.
5. Mineral Reserves for Fire Creek were estimated at a cutoff grade of 0.288 AuEq oz/ton and an incremental cutoff grade of 0.09 AuEq oz/ton.
6. Mineral Reserves for Hollister were estimated at a cutoff grade of 0.310 AuEq oz/ton and an incremental cutoff grade of 0.052 AuEq oz/ton.
7. Mine losses of 5% and unplanned mining dilution of 10% have been applied to the designed mine excavations at all properties.
8. The effective dates for the Mineral Reserve are May 31, 2017 for Midas and Hollister and November 30, 2017 for Fire Creek.